CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim Spin-Off ETF (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Supplement to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the Fund:

Effective on or about May 20, 2016, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Spin-Off Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P U.S. Spin-Off Index (the “S&P Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. So long as and to the extent it is required by applicable law, the Fund will not change its new policy, once effective, to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P Index, unless it provides shareholders with at least 60 days’ written notice of such change.

Additionally, the Fund’s Board of Trustees approved changes to the Fund’s investment policies, which will also take effect on or about May 20, 2016, such that the Fund will at all times invest at least 90% of its total assets in securities that comprise the S&P Index. The S&P Index is a rules-based index comprised of, as of February 29, 2016, approximately 58 securities of U.S. companies that have recently been spun-off from larger corporations and meet market capitalization requirements.

In connection with these changes, the Fund may experience additional portfolio turnover, which may cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

In addition, effective on or about May 20, 2016, the Fund will change its name to Guggenheim S&P Spin-Off ETF.

Claymore Exchange-Traded Fund Trust
227 W. Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference
March 18, 2016

CSD-COMBO-SUP